Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt

9. Debt

Long-term debt outstanding was as follows:

	Interest		December 31,
	Rates	Maturity	2011	2010

			(In millions)

Surplus notes — affiliated	8.595%	2038	$750	$750
Long-term debt — unaffiliated	7.028%	2030	42	45
Total long-term debt (1)			$792	$795

____________

(1)       Excludes $3.1 billion and $6.8 billion of long-term debt relating to CSEs at December 31, 2011 and 2010, respectively. See Note 2.

On December 23, 2010, Greater Sandhill I, LLC (“Greater Sandhill”), an affiliate of MLI-USA, issued to a third party long-term notes for $45 million maturing in 2030 with an interest rate of 7.028%. The notes were issued in exchange for certain investments, which are included in other invested assets. During the year ended December 31, 2011, Greater Sandhill repaid $3 million of the long-term notes.

In December 2009, MetLife Insurance Company of Connecticut renewed the $200 million surplus note to MetLife Credit Corporation, originally issued in December 2007, with an interest rate of six-month LIBOR plus 1.80%. On December 29, 2010, MetLife Insurance Company of Connecticut repaid the $200 million surplus note to MetLife Credit Corporation.

The aggregate maturities of long-term debt at December 31, 2011 are $1 million in each of 2012, 2013, 2014, 2015 and 2016, and $787 million thereafter.

Interest expense related to the Company's indebtedness included in other expenses was $67 million, $70 million and $71 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Payments of interest and principal on the outstanding surplus notes may be made only with the prior approval of the insurance department of the state of domicile.